UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 7, 2003



                     SUPERIORCLEAN, INC.
   ------------------------------------------------------
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                             88-0492605
    --------------------                 --------------------
 (STATE OR OTHER JURISDICTION              (IRS EMPLOYER
            OF                           INDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


SEC File Number:  000-49815



   10011-123 St. NW, Suite 2303 Edmonton,
           Alberta, Canada                          T5N 1M9
-----------------------------------------     --------------------
       (Address of Principal                       (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code: (519) 541-1564


                             N/A
                        -------------
    (Former Name or Former Address, if Changed Since Last
                           Report)


       1183 S. Huron Street, Denver,
                Colorado                             80223
      -------------------------------            --------------
        (Address of Principal                      (Zip Code)
           Executive Offices)


(303) 933-3000

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

See Item 2.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 8th, 2003, we signed a letter of intent to acquire all stock of Megola, Inc. The letter of intent is filed as Exhibit 2.1. We urge all interested parties to review the exhibit.

On June 20, 2003, we signed a letter of intent to acquire all stock of JDGI Corporation. The letter of intent has expired and JDGI Corporation was notified that the contemplated acquisition would be terminated and a cheque for $35,000 will be returned to JDGI Corporation.

ITEM 5.  Other Events and Regulation FD Disclosure.
As of July 14, 2002, we signed the following amendment:

Paragraph 1 of the Agreement ("Agreement") made as of the twenty-fifth day of February, 2003 between SuperiorClean, Inc., a Nevada corporation ("SUCN") and Micah Gautier
("Gautier") is amended to read as follows:

     $150,000.00, payable as follows:

     1. $5,000 previously paid,
     2. $5,000 paid upon execution.
     3. the remaining $140,000 will be payable in the form of a non interest bearing note due in 90 days after February 25, 2003, the note is extendible for a period of 150 days at the discretion of SUCN.

The amendment extended the time period in 3. above for 90 days.

A copy of the amendment is attached as Exhibit 5.1.

ITEM 7.  EXHIBITS

Exhibit 2.1 Letter of Intent with Megola, Inc.
Exhibit 5.1  Amendment to Gautier Agreement

                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SuperiorClean, Inc.
              --------------------------------
                        (Registrant)


By: /s/ Aldo Rotondi
   --------------------
Aldo Rotondi, President



  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


     Signature               Title                  Date
  ------------            ---------             ----------

 /s/ Aldo Rotondi         President           July 17, 2003
 ----------------
  Aldo Rotondi